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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2006

                           THE STRIDE RITE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)
                              --------------------


        Massachusetts                   1-4404                      04-1399290
(State or Other Jurisdiction of   (Commission File Number)      (I.R.S. Employer
            Incorporation)                                   Identification No.)


         191 Spring Street, PO Box 9191, Lexington, Massachusetts        02420
               (Address of Principal Executive Offices)              (Zip code)


       Registrant's telephone number, including area code: (617) 824-6000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                              --------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01.  Other Events

     On June 29, 2006, The Stride Rite Corporation issued a press release announcing that it had adopted changes to its U.S. defined benefit pension plan effective December 31, 2006, and that it will significantly increase matching contributions to its defined contribution plans effective January 1, 2007.

     The Company's press release is attached as Exhibit 99.1 and is incorporated herein by reference.



Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits.

99.1    Press Release issued by The Stride Rite Corporation on June 29, 2006.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                    THE STRIDE RITE CORPORATION


Dated: June 30, 2006                By:   /s/ Frank A. Caruso
                                          ------------------------
                                          Name:   Frank A. Caruso
                                          Title:  Chief Financial Officer



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                                  EXHIBIT INDEX

99.1  Press Release issued by The Stride Rite Corporation on June 29, 2006.